SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 3, 1999


                           HUDSON RIVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                           000-24187                      14-1803212
(State or other                (SEC File Number)                 (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   No.)


                One Hudson City Centre, Hudson, New York, 12534
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 828-4600


                                       N/A
          (Former name or former address, if changed since last report)

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Item  2.     Acquisition or Disposition of Assets.

     On September 3, 1999, Hudson River Bancorp, Inc. ("Hudson"), a Delaware corporation and the holding company for Hudson River Bank & Trust Company, issued the press release included as Exhibit 99 to this Report and incorporated by reference herein announcing the completion on September 3, 1999 of Hudson's acquisition of SFS Bancorp, Inc. ("SFS"), a Delaware corporation and the holding company for Schenectady Federal Savings Bank. The acquisition was effected through the merger of Hudson Acquisition Corp., a Delaware corporation and non-operating wholly-owned subsidiary of Hudson, with and into SFS, with SFS being the surviving corporation and becoming a wholly-owned subsidiary of Hudson (the "Merger"). SFS was then merged into Hudson. Schenectady Federal Savings Bank was then merged into Hudson River Bank & Trust Company.

     The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of May 17, 1999, by and between Hudson and SFS. A copy of the Merger Agreement was included as Exhibit 2 to Hudson's Current Report on Form 8-K, filed with the SEC on May 25, 1999, and is incorporated by reference herein. The consideration for the Merger was determined by arms-length negotiations between the parties. Hudson financed the acquisition of SFS with FHLB borrowings under existing lines of credit.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of businesses acquired.

          (i) SFS Bancorp, Inc. and subsidiary consolidated financial statements as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 (with independent auditor's report thereon) (incorporated by reference to SFS's Annual Report on Form 10-KSB (SEC File No. 000-25994), filed with the SEC on March 31, 1999).

          (ii) SFS Bancorp, Inc. and subsidiary unaudited consolidated financial statements as of June 30, 1998 and 1999 and for the three and six month periods ended June 30, 1998 and 1999 (incorporated by reference to SFS's Quarterly Report on Form 10-QSB (SEC File No. 000-25994), filed with the SEC on August 16, 1999).

     (b)       Pro forma financial information

               It is impracticable, as of the date hereof, to provide the pro forma financial information required by Form 8-K. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than November 19, 1999.

     (c)       Exhibits

          2 Agreement and Plan of Merger, dated as of May 17, 1999, by and between Hudson River and SFS (incorporated by reference to Exhibit 2 to Hudson's Current Report on Form 8-K filed with the SEC on May 25, 1999).

          99   Press Release of Hudson, dated September 3, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                HUDSON RIVER BANCORP, INC.



Date:     September 15, 1999                    By: /s/Carl A. Florio
                                                    -------------------------
                                                    Carl A. Florio
                                                    President and Chief
                                                     Executive Officer